UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 20, 2006
                                                ______________________________


                           GS FINANCIAL CORP.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


         Louisiana                     000-22269                 72-1341014
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                        70002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code           (504) 457-6220
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On October 20, 2006, GS Financial Corp. (the "Company") reported its results of operations for the quarter ended September 30, 2006.

     For additional information, reference is made to the Company's press release dated October 20, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d) The registrant's press release, dated October 20, 2006, is attached hereto as Exhibit 99.1.





























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GS FINANCIAL CORP.



Date:  October 20, 2006       By:  /s/ Stephen E. Wessel
                                   -------------------------------------
                                   Stephen E. Wessel
                                   President and Chief Executive Officer
































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                              EXHIBIT INDEX

        Exhibit No.       Description
        -------------     ------------------------------------------

        99.1              Press release dated October 20, 2006